                                                                      Exhibit 23
                                                                      ----------

                         Consent of Independent Auditors

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to The Gorman-Rupp Company Employee Stock Purchase Plan of our report dated January 31, 1997, with respect to the consolidated financial statements of The Gorman-Rupp Company incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.

                                       /s/ ERNST & YOUNG LLP

Cleveland, Ohio
August 4, 1997